[LOGO]SCUDDER
                                                                    INVESTMENTS


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BOND
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Scudder Income Fund




Annual Report
January 31, 2001


For investors seeking a high level of income consistent with the prudent investment of capital.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      34   Report of Independent Accountants

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Income Fund
--------------------------------------------------------------------------------
Class AARP                 ticker symbol AINCX            fund number 163
Class S                    ticker symbol SCSBX            fund number 063
--------------------------------------------------------------------------------

Date of               o    During a volatile period for many investment sectors,
Inception:                 Class S shares of the fund produced a 12-month return
4/24/28                    of 12.21%, compared to the 11.97% average return of
                           similar intermediate-term corporate bond funds as
Total Net                  tracked by Lipper, Inc., during the same period.
Assets as of
1/31/01--             o    The fund's 30-day net annualized SEC yield on January
                           31, 2001 was 6.18%.
Class AARP:
$131 million          o    We believe the outlook for corporate bonds has
                           improved dramatically from 2000, and intend to
Class S:                   approach the current environment by focusing on
$705 million               comparatively lower-grade bonds that we believe will
                           benefit from a rally.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Income Fund's performance over its most recent fiscal year ended January 31, 2001. During a period when many categories of investments faltered, Class S shares of the fund posted a solid 12.21% return for the 12 months ended January 31, 2001, comparing favorably with the 11.97% average return of similar bond funds as tracked by Lipper, Inc., during the same period. The fund's 30-day net annualized SEC yield at the end of January was 6.18%.

Scudder Income Fund seeks a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds. Portfolio Manager Robert Cessine and a team of experienced analysts seek to add value by actively managing security selection, sector allocations (the apportioning of fund assets among the various types of securities it is permitted to invest in), maturity structure (deciding what percentage of assets should be invested in various maturities of bonds, i.e., what percentage of bonds to hold in maturities from 1-5 years versus those with maturities of 8-10 years), and portfolio duration in response to factors such as the outlook for the economy and securities markets, the quality of available investments, and the level of interest rates. They believe that thorough, independent research is the key to identifying attractive investments in today's increasingly complex bond markets. We believe the fund's emphasis on high-grade fixed-income securities, along with the portfolio team's experience in managing these

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investments, is an important advantage for Scudder Income Fund shareholders.

Investors' perceptions regarding the direction of the U.S. economy changed significantly over the course of 2000 and into 2001. During early 2000 bond prices were declining due to rising short-term interest rates (bond prices move inversely with interest rates; when interest rates decline, bond prices rise). Over the summer, evidence began to emerge suggesting that the Fed's series of interest rate increases was beginning to have its effect. And by the start of 2001 it became apparent that a mix of short-term interest rate increases, higher energy prices, and a sharply declining stock market had cooled the U.S. economy considerably. Some investors began to position their portfolios for the desired "soft landing," in which the economy grows at a more reasonable pace, but without the threat of inflation which often accompanies more rapid growth. Because fixed-income securities have already come through a volatile period over the past 12 months, your fund's management team believes that short-term fixed-income securities could benefit from further reductions of short-term interest rates by the Federal Reserve. For information concerning your fund's investment environment, portfolio strategy, and outlook, please see the interview that begins on page 10.

If you have any questions regarding Scudder Income Fund or any other Scudder fund, please call us toll-free or visit us on the Web.

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Scudder Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2001

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Scudder Income Fund -- Class S     LB Aggregate Bond Index*

                 1991    10000                      10000
                 1992    11362                      11302
                 1993    12597                      12543
                 1994    14218                      13689
                 1995    13513                      13372
                 1996    15880                      15637
                 1997    16350                      16146
                 1998    17898                      17879
                 1999    18979                      19321
                 2000    18483                      18961
                 2001    20740                      21584

                         Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return

                               Growth of                                Average
Period ended 1/31/2001          $10,000              Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Income Fund -- Class S**
--------------------------------------------------------------------------------
1 year                         $  11,221               12.21%            12.21%
--------------------------------------------------------------------------------
5 year                         $  13,061               30.61%             5.49%
--------------------------------------------------------------------------------
10 year                        $  20,740              107.40%             7.57%
--------------------------------------------------------------------------------
LB Aggregate Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,384               13.84%            13.84%
--------------------------------------------------------------------------------
5 year                         $  13,803               38.03%             6.65%
--------------------------------------------------------------------------------
10 year                        $  21,584              115.84%             7.99%
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                                 Yearly periods ended January 31

                 1992  1993   1994   1995   1996   1997  1998  1999** 2000** 2001**
------------------------------------------------------------------------------------
Fund Total
Return (%)      13.62 10.87  12.87  -4.96  17.52   2.97  9.46   6.04  -2.61  12.21
------------------------------------------------------------------------------------
Index Total
Return (%)      13.02 10.97   9.14  -2.32  16.94   3.26 10.73   8.06  -1.86  13.84
------------------------------------------------------------------------------------
Net Asset
Value ($)       13.64 13.73  14.00  12.51  13.70  13.18 13.59  13.36  12.21  12.72
------------------------------------------------------------------------------------
Income
Dividends ($)     .92   .93    .87    .76    .86    .81   .79    .79    .81    .92
------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .14   .40    .57    .02    .09    .09   .01    .24     --     --
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** If the Advisor had not maintained the Fund's expenses, total returns for the Fund would have been lower.

         On July 28, 2000, existing shares of the Fund were redesignated as Class S. In addition, on July 31, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                January 31, 2001

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Asset Allocation
--------------------------------------------------------------------------------
                                                        As a host of U.S. firms
                                                           posted disappointing
                                                           earnings, the fund's
                                                         weighting in corporate
                                                           bonds was reduced in
                                                              favor of a higher
                                                                  allocation in
                                                           Treasury securities.
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

BAR CHART DATA:
--------------------------------------------------------------------------------
    Corporate Bonds             55%
    U.S. Government Agency
    Pass-Thrus                  16%
    U.S. Treasury Obligations   10%
    Government National
    Mortgage Association         7%
    Foreign Bonds-- U.S.$
    Denominated                  5%
    Asset Backed Securities      4%
    Cash Equivalents             1%
    Other                        2%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excluding Cash Equivalents)                                The fund is broadly
                                                         diversified, with nine
                                                            separate sectors of
                                                                 corporate bond
                                                                   investments.

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

BAR CHART DATA:
--------------------------------------------------------------------------------

    Financial                   15%
    Energy                      10%
    Media                        9%
    Communications               9%
    Utilities                    6%
    Consumer Staples             4%
    Manufacturing                2%
    Automobile Receivables       2%
    Consumer Discretionary       2%
    Other                       41%
------------------------------------
                               100%
------------------------------------

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--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
                                                                In a period when
                                                             higher-quality debt
                                                                     instruments
                                                                outperformed, we
                                                           increased the quality
                                                            and liquidity of the
                                                               fund's portfolio.

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

BAR CHART DATA:
--------------------------------------------------------------------------------

    U.S. Government and
    Agencies                    33%
    AAA*                         8%
    AA                           3%
    A                           24%
    BBB                         21%
    BB                           7%
    B                            4%
------------------------------------
                               100%
------------------------------------

  * Weighted average quality: A
    Category includes cash
    equivalents

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

                                                            The fund's portfolio
                                                             holds a broad range
                                                                  of maturities.

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

BAR CHART DATA:
--------------------------------------------------------------------------------

    Less than 1 year             2%
    1 < 5 years                 33%
    5 < 8 years                 22%
    8 < 10 years                35%
    Greater than 10 years        8%
------------------------------------
                               100%
------------------------------------
    Weighted average effective
    maturity: 7.7 years

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------

                                                                January 31, 2001

In the following interview, Lead Portfolio Manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment for the fund's most recent fiscal year ended January 31, 2001.

         Q: How would you characterize the investment environment for Scudder Income Fund over the past 12 months?

         A: There was an enormous amount of volatility in the Treasury yield curve over the period. In early 2000, the yield curve began to invert so that two-year Treasuries were yielding more than 30-year Treasuries. But by the beginning of 2001 the two- to 30-year portion of the curve had returned to its normal positive slope. At the same time, the shortest maturity fixed-income securities (those with maturities of less than two years) had the highest yields, the opposite of what is usually true. This type of yield curve inversion is characteristic of a market that is anticipating an economic downturn. Indeed, the period began with robust economic growth and transitioned to an economy on the verge of recession.

         Q: What was your strategy in light of the volatility of the yield curve?

         A: Because of all the changes that occurred in the yield curve, we believed it was important to position the fund to benefit from the reshaping of the yield curve and to get duration right throughout the period. The other big factor was that corporate bonds generally posted disappointing performance over the course of the period. In a year beset by shrinkages in corporate earnings, it was important to avoid negative surprises. Another important hallmark of the period was that higher-quality fixed-income securities posted higher returns than lower-quality bonds. Our response to these unusual events was to reduce the fund's weighting in corporate bonds during the first half of the period, in favor of owning more Treasury securities, and to carefully assess the prospects for the remaining corporate securities as determined by our research staff. In general,

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         we chose to increase the quality and liquidity of the portfolio during this period.

         Q: How did you allocate the remainder of the fund's portfolio?

         A: The mortgage portion of the fund stayed relatively constant throughout the year at approximately 23% of the portfolio; that was a very stable portion that added to income. The asset-backed portion of the portfolio grew somewhat during the course of the period, and we changed its composition slightly, replacing bonds from companies with shakier balance sheets with bonds from companies in what we saw as stronger financial positions. The corporate sector -- which underperformed during 2000 -- was reduced from 61% of the portfolio to 55% of the portfolio over the 12-month period.

         Q: How did Scudder Income Fund perform during the 12-month period?

         A: From a total return standpoint, the fund performed well on an absolute and a competitive basis. Class S shares of the fund provided a total return of 12.21% for the 12 months ended January 31, 2001 compared to 11.97% for the average intermediate-term corporate bond fund tracked by Lipper during the same period. The fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 13.84% over the same period. The fund also continued to provide investors with a competitive level of income, providing a 30-day net annualized SEC yield of 6.18% at the end of January.

         We're pleased by the performance of the fund during a volatile period for many types of investments because the performance was gained on a very conservative basis. By that we mean that the fund held a large portion of high-quality securities that performed as expected during the period. What we did over the last half of 2000 -- when the markets were especially volatile -- was to sit tight and accrue income while many other investments were having so much trouble.

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         Q: What is your outlook for 2001?

         A: Despite recent cuts in interest rates, short-term prospects for the U.S. economy seem suspect to us. But whether we experience a soft landing or a recession, we believe the outlook for corporate bonds is now quite positive. That is because we believe corporate bonds already experienced their "recession" during 2000. We intend to approach the current environment by maintaining a steady course, focusing on somewhat lower-grade bonds that we believe will benefit from Fed interest rate reductions, and keeping duration about the same as that of the fund's benchmark.

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         Scudder Income Fund:
         A Team Approach to Investing

         Scudder Income Fund is managed by a team of Zurich Scudder Investments, Inc., (the "Advisor") professionals -- each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

         Lead Portfolio Manager Robert S. Cessine joined the Advisor in January 1993, and is responsible for the fund's investment strategy, including duration management, asset allocation, security selection, and trading.

Glossary of Investment Terms
--------------------------------------------------------------------------------


         Bond Rating  A method of evaluating the possibility of default by a bond issuer. Standard & Poor's, Moody's Investors Service, and Fitch Investors Service analyze the financial strength of each bond's issuer, whether a corporation or a government body. Their ratings range from AAA (highly unlikely to default) to D (in default). Bond's rated BB or below are not "investment grade," i.e., some institutions are restricted from purchasing them because of their higher degree of risk.

            Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Inverted Yield Curve  An unusual situation where short-term interest rates are higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

       Yield  Spread  The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                      as of January 31, 2001
--------------------------------------------------------------------------------

                                                                       Principal
                                                                        Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Repurchase Agreements 1.1%
-----------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 5.63%,
    to be repurchased at $9,542,492 on 2/1/2001**                                  ------------
    (Cost $9,541,000) .............................................     9,541,000     9,541,000
                                                                                   ------------
-----------------------------------------------------------------------------------------------
U.S. Treasury Obligations 10.4%
-----------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.75%, 8/15/2010 .............................    30,350,000    31,692,077
 U.S. Treasury Note, 4.75%, 1/31/2003 .............................    15,975,000    16,018,682
 U.S. Treasury Note, 5.75%, 11/15/2005 ............................    37,330,000    38,811,628
-----------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $84,525,516) ................                  86,522,387
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Government National Mortgage Association 6.9%
-----------------------------------------------------------------------------------------------
 Government National Mortgage Association Pass-thru,
    6.5% with various maturities to 4/15/2029 .....................    13,262,989    13,260,070
 Government National Mortgage Association Pass-thru,
    7% with various maturities to 5/15/2029 .......................    29,692,745    30,166,062
 Government National Mortgage Association Pass-thru,
    8% with various maturities to 8/15/2030 .......................    12,890,729    13,339,069
-----------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $55,772,377) .                  56,765,201
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 15.9%
-----------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp., 5.25%, 1/15/2006 ...............     6,800,000     6,751,108
 Federal National Mortgage Association, 6.5%, 7/1/2030 ............    47,699,137
                                                                                     47,496,892
 Federal National Mortgage Association,
    7% with various maturities to 9/1/2030 ........................    35,556,697    36,539,363
 Federal National Mortgage Association,
    7.5% with various maturities to 9/1/2030 ......................    25,405,144    26,040,851
 Federal National Mortgage Association, 8%, 9/1/2015 ..............     8,197,364
                                                                                      8,497,470
 Federal National Mortgage Association, 8%, 2/1/2030 (b) ..........     6,200,000
                                                                                      6,395,982
-----------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $127,173,377) .......                 131,721,666
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 4.5%
-----------------------------------------------------------------------------------------------
 PacifiCorp Australia LLC, 6.15%, 1/15/2008 .......................    12,000,000    11,613,720
 Province of Ontario, 5.5%, 10/1/2008 .............................     8,225,000     8,047,176


    The accompanying notes are an integral part of the financial statements.


                                       15


-----------------------------------------------------------------------------------------------
                                                                        Principal
                                                                        Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------
 Province of Quebec, 7%, 1/30/2007 ................................     7,500,000     7,899,975
 Repsol International Finance, 7.45%, 7/15/2005 ...................     9,000,000     9,409,500
-----------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated  (Cost $36,445,635) .......                 36,970,371
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Asset Backed 4.3%
-----------------------------------------------------------------------------------------------
 Automobile Receivables 2.3%
 Capital Auto Receivables Asset Trust, Series 2000-2 A3,
    6.46%, 1/15/2004 ..............................................     3,650,000     3,718,005
 DaimlerChrysler Auto Trust, Series 2000-C A3, 6.82%,
    9/6/2004 ......................................................     5,225,000     5,359,749
 DaimlerChrysler Auto Trust, Series 2000-D A3, 6.66%,
    1/8/2005 ......................................................     3,625,000     3,716,189
 First Security Auto Owner Trust, Series 1999-2 A3,
    6%, 10/15/2003 ................................................     6,493,414     6,513,998
                                                                                   ------------
                                                                                     19,307,941
                                                                                   ------------
 Credit Card Receivables 0.6%
 Citibank Credit Card Issuance Trust, Series 2000-A1,
    6.9%, 10/17/2007 ..............................................     4,575,000     4,777,689
                                                                                   ------------
 Financial 1.4%
 MBNA Master Credit Card Trust, 6.9%, 1/15/2008 ...................    10,825,000    11,328,449
                                                                                   ------------
 Home Equity Loans 0.0%
 First Plus Residential Trust, Series 1998A,
    8.5%, 5/15/2023* (c) ..........................................     1,202,996       481,198
                                                                                   ------------
-----------------------------------------------------------------------------------------------
Total Asset Backed (Cost $35,569,458)                                                35,895,277
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Corporate Bonds 55.4%
-----------------------------------------------------------------------------------------------
 Communications 8.7%
 American Tower Corp., 9.375%, 2/1/2009 ...........................     2,750,000     2,780,937
 British Telecommunications plc, 8.125%, 12/15/2010 ...............     4,100,000     4,254,570
 Deutsche Telekom International Finance:
    7.75%, 6/15/2005 ..............................................     3,950,000     4,089,079
    8%, 6/15/2010 .................................................     7,550,000     7,901,301
 Global Crossing Holdings Ltd., 9.5%, 11/15/2009 ..................     4,075,000     4,146,312
 McLeodUSA, Inc.:
    11.375%, 1/1/2009 .............................................     5,635,000     5,973,100
    8.125%, 2/15/2009 .............................................     2,900,000     2,682,500


    The accompanying notes are an integral part of the financial statements.

                                       16


-----------------------------------------------------------------------------------------------
                                                                        Principal
                                                                        Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------

 Nextel Communications:
    9.375%, 11/15/2009 ............................................     5,150,000     5,098,500
    9.5%, 2/1/2011 ................................................     3,925,000     3,925,000
 Qwest Communications International, 7.5%, 11/1/2008 ..............     8,700,000
                                                                                      8,948,385
 Sprint Capital Corp., 7.625%, 1/30/2011 ..........................    13,025,000    13,134,540
 Vodafone Group plc, 7.75%, 2/15/2010 .............................     8,700,000     9,339,711
                                                                                   ------------
                                                                                     72,273,935
                                                                                   ------------
 Consumer Discretionary 2.2%
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 .................     2,550,000     2,636,323
 Tricon Global Restaurants, 7.65%, 5/15/2008 ......................     6,050,000     5,881,689
 Wal-Mart Stores, Inc., 6.875%, 8/10/2009 .........................     8,975,000     9,460,099
                                                                                   ------------
                                                                                     17,978,111
                                                                                   ------------
 Consumer Staples 3.8%
 Bass North America Inc., 6.625%, 3/1/2003 ........................    11,500,000    11,616,035
 Pepsi Bottling Holdings, Inc.:
    5.625%, 2/17/2009 .............................................     4,050,000     3,911,935
    7%, 3/1/2029 ..................................................     4,050,000     4,215,159
 The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004 ......     4,000,000
                                                                                      2,927,856
 Unilever Capital Corp., 7.125%, 11/1/2010 ........................     7,775,000     8,291,960
                                                                                   ------------
                                                                                     30,962,945
                                                                                   ------------
 Energy 8.8%
 Apache Finance Canada, 7.75%, 12/15/2029 .........................     8,200,000     8,896,426
 Barrett Resources Corp., 7.55%, 2/1/2007 .........................     8,500,000     8,556,602
 Conoco, Inc., 6.95%, 4/15/2029 ...................................    11,300,000    11,401,926
 Gulf Canada Resources Ltd., 7.125%, 1/15/2011 ....................     8,100,000     8,169,174
 Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ...............     3,000,000     2,956,440
 Petroleum Geo-Services, 7.5%, 3/31/2007 ..........................     8,100,000     7,734,123
 Phillips Petroleum Co., 8.75%, 5/25/2010 .........................     9,025,000    10,419,995
 Pioneer Natural Resources Co., 9.625%, 4/1/2010 ..................     5,950,000     6,440,876
 Texas Eastern Transmission Corp., 7.3%, 12/1/2010 ................     8,000,000     8,230,720
                                                                                   ------------
                                                                                     72,806,282
                                                                                   ------------
 Financial 13.5%
 Bank United Capital Trust "B", 10.25%, 12/31/2026 ................     4,500,000     3,546,000
 Citigroup, Inc., 7.25%, 10/1/2010 ................................     8,700,000     9,127,953
 Firststar Bank, 7.125%, 12/1/2009 ................................     4,500,000     4,654,575
 FleetBoston Financial Corp., 7.25%, 9/15/2005 ....................     7,625,000     8,015,858
 Ford Motor Credit Co.:
    7.875%, 6/15/2010 .............................................     2,475,000     2,635,281
    7.375%, 2/1/2011 ..............................................     3,525,000     3,583,585
 GS Escrow Corp., 7%, 8/1/2003 ....................................     9,000,000     8,896,140


    The accompanying notes are an integral part of the financial statements.


                                       17

-----------------------------------------------------------------------------------------------
                                                                        Principal
                                                                        Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------

 General Electric Capital Corp., 6.5%, 12/10/2007 .................     9,875,000    10,226,254
 General Motors Acceptance Corp., 7.75%, 1/19/2010 ................     4,100,000     4,355,594
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 .........................     9,150,000     8,868,363
 NiSource Finance Corp., 7.875%, 11/15/2010 .......................     8,250,000     8,833,770
 PNC Funding Corp., 7%, 9/1/2004 ..................................     9,150,000     9,392,475
 Prudential Insurance Co., 6.375%, 7/23/2006 ......................    13,000,000    12,958,530
 Verizon Global Funding Corp., 7.6%, 3/15/2007 ....................     3,700,000     3,915,932
 Wells Fargo Bank NA:
    7.55%, 6/21/2010 ..............................................     9,050,000     9,750,470
    6.45%, 2/1/2011 ...............................................     2,950,000     2,939,763
                                                                                   ------------
                                                                                    111,700,543
                                                                                   ------------
 Manufacturing 2.5%
 Dow Chemical, 7%, 8/15/2005 ......................................     8,700,000     9,108,117
 International Paper Co., 8%, 7/8/2003 ............................     9,125,000     9,471,385
 Stone Container Corp., 9.75%, 2/1/2011 ...........................     1,825,000     1,861,500
                                                                                   ------------
                                                                                     20,441,002
                                                                                   ------------
 Media 8.8%
 British Sky Broadcasting, 6.875%, 2/23/2009 ......................     4,500,000     4,174,020
 Cablevision Systems Corp., 7.875%, 12/15/2007 ....................     8,000,000     8,260,904
 Charter Communications Holdings LLC:
    8.25%, 4/1/2007 ...............................................     3,925,000     3,782,719
    13.5%, 1/15/2011 ..............................................     6,625,000     3,991,563
 Comcast Cable Communications, 6.75%, 1/30/2011 ...................     7,600,000     7,624,928
 Cox Communications, Inc., 7.75%, 11/1/2010 .......................     8,100,000     8,571,906
 Liberty Media Group, 7.875%, 7/15/2009 ...........................     8,475,000     8,459,914
 News America Holdings, Inc.:
    9.25%, 2/1/2013 ...............................................     6,150,000     6,949,562
    7.25%, 5/18/2018 ..............................................     2,550,000     2,321,910
 Time Warner, Inc., 9.125%, 1/15/2013 .............................     7,900,000     9,387,017
 Viacom, Inc., 7.875%, 7/30/2030 ..................................     9,300,000     9,944,490
                                                                                   ------------
                                                                                     73,468,933
                                                                                   ------------
 Durables 2.2%
 Lockheed Martin Corp.:
    7.7%, 6/15/2008 ...............................................     7,475,000     8,015,143
    8.5%, 12/1/2029 ...............................................     2,550,000     2,949,967
 Raytheon Co., 6.75%, 8/15/2007 ...................................     7,015,000     7,050,356
                                                                                   ------------
                                                                                     18,015,466
                                                                                   ------------
 Utilities 4.9%
 Alabama Power Co., 7.125%, 8/15/2004 .............................     3,000,000     3,111,120
 Cleveland Electric Illumination Co. "B", 7.67%, 7/1/2004 .........     9,200,000
                                                                                      9,540,952

    The accompanying notes are an integral part of the financial statements.


                                       18


-----------------------------------------------------------------------------------------------
                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 Detroit Edison Co., 7.5%, 2/1/2005 ...............................     8,975,000     9,374,567
 KeySpan Corp., 7.625%, 11/15/2010 ................................     8,200,000     8,856,984
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 .....................     9,650,000     9,699,408
                                                                                   ------------
                                                                                     40,583,031
                                                                                   ------------
-----------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $446,037,363)                                           458,230,248
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Other 1.5%
-----------------------------------------------------------------------------------------------
 Riverside Loan Trust I, 7.429%***, 7/16/2008 (d)                                  ------------
    (Cost $15,000,000).............................................    15,000,000    12,077,400
                                                                                   ------------
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $810,064,726) (a)                        827,723,550
-----------------------------------------------------------------------------------------------


* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $810,747,199. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $16,976,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,324,147 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,347,796.

(b) When-issued or forward delivery securities (see Note A in Notes to Financial Statements).

(c) Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $481,198 (0.06% of net assets). Their values have been estimated by the Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at January 31, 2001 aggregated $1,196,041. These securities may also have certain restrictions as to resale.

(d) The Riverside Loan Trust I portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Loan Trust I does not pay Zurich Scudder Investments, Inc. a management fee for the Fund's investment in the Trust. Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $810,064,726) ................   $ 827,723,550
Cash ...................................................................             742
Receivable for investments sold ........................................      60,114,215
Interest receivable ....................................................      10,291,974
Receivable for Fund shares sold ........................................         740,810
                                                                         ---------------
Total assets ...........................................................     898,871,291

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................      54,123,384
Payable for when-issued and forward delivery securities ................       6,376,312
Dividends payable ......................................................         635,496
Payable for Fund shares redeemed .......................................       1,290,824
Accrued management fee .................................................         360,519
Other accrued expenses and payables ....................................         300,832
                                                                         ---------------
Total liabilities ......................................................      63,087,367
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 835,783,924
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................         425,918
Net unrealized appreciation (depreciation) on investments ..............      17,658,824
Accumulated net realized gain (loss) ...................................     (62,030,594)
Paid-in capital ........................................................     879,729,776
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 835,783,924
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($131,241,993 /
   10,324,175 outstanding shares of beneficial interest, $.01 par value, ---------------
   unlimited number of shares authorized)...............................   $       12.71
                                                                         ---------------
Class S
Net Asset Value, offering and redemption price per share ($704,541,931 /
   55,398,133 outstanding shares of beneficial interest, $.01 par value, ---------------
   unlimited number of shares authorized)...............................   $       12.72
                                                                         ---------------

    The accompanying notes are an integral part of the financial statements.

                                       20

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2001
----------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------
Income:
Interest ...............................................................   $  56,027,064
                                                                         ---------------
Expenses:
Management fee .........................................................       4,470,731
Administrative fee .....................................................       1,248,258
Services to shareholders ...............................................       2,987,909
Custodian and accounting fees ..........................................          57,042
Auditing ...............................................................          31,649
Legal ..................................................................          23,172
Trustees' fees and expenses ............................................         122,784
Reports to shareholders ................................................          80,267
Registration fees ......................................................          38,974
Reorganization fees ....................................................         225,279
Other ..................................................................          58,491
                                                                         ---------------
Total expenses, before expense reductions ..............................       9,344,556
Expense reductions .....................................................      (2,143,369)
                                                                         ---------------
Total expenses, after expense reductions ...............................       7,201,187
Net investment income ..................................................      48,825,877

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..............................     (22,696,819)
Net unrealized appreciation (depreciation) during the period on ........      62,831,985
   investments
----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                    40,135,166
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $  88,961,043
----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                     Years Ended January 31,

Increase (Decrease) in Net Assets                        2001             2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  48,825,877    $  46,680,885
Net realized gain (loss) on investment transactions     (22,696,819)     (19,415,171)
Net unrealized appreciation (depreciation) on .....      62,831,985      (47,271,570)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations.................................      88,961,043      (20,005,856)
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................      (5,252,439)              --
                                                    ---------------  ---------------
  Class S .........................................     (49,576,265)     (47,341,068)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................     257,288,388      215,739,482
Net assets acquired in tax-free reorganizations ...     224,943,251               --
Reinvestment of distributions .....................      47,665,636       42,701,249
Cost of shares redeemed ...........................    (416,100,982)    (288,967,370)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................     113,796,293      (30,526,639)
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     147,928,632      (97,873,563)
Net assets at beginning of period .................     687,855,292      785,728,855
Net assets at end of period (including
   undistributed net investment income of $425,918  ---------------  ---------------
   and $4,507,458, respectively)...................   $ 835,783,924    $ 687,855,292
                                                    ---------------  ---------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2001(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.19
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (b)                                                  .39
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .55
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations .94
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.42)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.71
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                            7.93**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       131
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .91*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                                          6.30*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  260
------------------------------------------------------------------------------------

(a)For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

(b)Based on average shares outstanding during the period.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (b)

------------------------------------------------------------------------------------
                              2001(c)    2000(c)   1999(d)  1998(e) 1997(e) 1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                   $12.21     $13.36     $13.24    $13.46  $13.15  $13.61
                            --------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from
investment operations:
------------------------------------------------------------------------------------
  Net investment income (a)    .80        .79        .07       .81     .80     .80
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      .63      (1.13)        .05      .00(f)  .31    (.36)
                            --------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                  1.43       (.34)        .12      .81    1.11     .44
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income       (.92)      (.81)         --     (.79)   (.79)   (.81)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       --         --         --      (.24)   (.01)   (.09)
                            --------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions         (.92)      (.81)         --    (1.03)   (.80)   (.90)
------------------------------------------------------------------------------------
Net asset value, end
of period                   $12.72     $12.21     $13.36    $13.24  $13.46  $13.15
                            --------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)             12.21(g)   (2.61)(g)(h) .91(g)** 6.11(g) 8.66    3.41
------------------------------------------------------------------------------------

Ratios to Average Net assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   705        688        786       806     695     579
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        1.26(i)    1.44       1.50*     1.33    1.18     .98
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         .97(i)     .95        .95*      .99    1.18     .98
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                    6.54       6.19       5.85*     5.98    6.00    6.01
------------------------------------------------------------------------------------
Portfolio turnover rate (%)    260         81         21**     126      62      67
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) On July 28, 2000, existing shares of the Fund were redesignated as Class S.

(c) For the year ended January 31.
(d) For the one month ended January 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to January 31.
(e) For the year ended December 31.
(f) Amount is less than one half of $.01.
(g) Total returns would have been lower had certain expenses not been reduced.
(h) If the Advisor had not reimbursed the Fund, the total return for the year ended January 31, 2000 would have been lower (Note C).
(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.21% and .93%, respectively (see Notes to Financial Statements).
*  Annualized
** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On July 28, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required

--------------------------------------------------------------------------------
to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $42,414,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($2,659,000), January 31, 2008 ($5,901,000) and January 31, 2009
($33,854,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through January 31, 2001, the Fund incurred approximately $2,187,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2002.

In addition, the Fund inherited approximately $14,501,000 of capital losses from its merger (see Note G) with AARP Bond Fund for Income, which may be applied against any realized net taxable capital gains in future years, or until January 31, 2007 ($39,000), January 31, 2008 ($2,962,000) and January 31, 2009
($11,500,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

The Fund also inherited approximately $2,246,000 of capital losses from its merger (see Note G) with Scudder Corporate Bond Fund, which may be applied against any realized net taxable gains in future years or until January 31, 2008, the expiration date, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, were made quarterly for the period ended July 31, 2000. Effective

--------------------------------------------------------------------------------

July 31, 2000, the Fund declares dividends daily and pays dividends monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments and direct U.S. government obligations) aggregated $1,050,697,667 and $1,063,385,999, respectively. Purchases and sales of direct U.S. government obligations aggregated $841,463,621 and $934,201,240, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to

--------------------------------------------------------------------------------

portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, 0.55% on the next $500,000,000 of such net assets, 0.525% on the next $500,000,000 of such net assets and 0.50% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

In addition, for the period February 1, 2000 through July 30, 2000, the Advisor maintained the annualized expenses of the Fund at not more than 0.95% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense, are excluded from the expense limitation. Accordingly, for the year ended January 31, 2001, the Advisor did not impose a portion of its management fee pursuant to the Agreement and the Management Agreement aggregating $2,074,051 and the amount imposed aggregated $2,396,680 which is equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets. During the year ended January 31, 2000, the Advisor reimbursed the Fund $1,085,037 for losses incurred in connection with portfolio securities trading.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current

--------------------------------------------------------------------------------

arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 31, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $1,248,258, of which $210,183 is unpaid at January 31, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $322,398, all of which is paid at January 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to July 31, 2000, the amount charged to the Fund by STC aggregated $1,673,151, all of which is paid at January 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $49,971, all of which is paid at January 31, 2001.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $585,278.

Effective July 31, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

--------------------------------------------------------------------------------

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended January 31, 2001, Trustees' fees and expenses aggregated $25,604. In addition, a one-time fee of $97,180 was accrued by Class S prior to July 31, 2000 for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has borne $48,590 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective July 31, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended January 31, 2001, the Fund's custodian fees were reduced by $8,702. Prior to July 31, 2000, transfer agent fees were reduced by $12,026.

Effective July 31, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on

--------------------------------------------------------------------------------

the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by the Advisor and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of AARP Bond Fund for Income pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 15,054,140 Class AARP shares of the Fund for 13,242,168 shares of AARP Bond Fund for Income outstanding on July 28, 2000. AARP Bond Fund for Income's net assets at that date ($183,509,996), including $4,631,154 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $649,750,265. The combined net assets of the Fund immediately following the acquisition were $833,260,261.

In addition, on November 3, 2000, the Fund acquired all the net assets of Scudder Corporate Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 3,382,440 Class S shares of the Fund for 3,667,129 shares of Scudder Corporate Bond Fund outstanding on November 3, 2000. Scudder Corporate Bond Fund's net assets at that date ($41,433,255), including $241,496 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $792,049,981. The combined net assets of the Fund immediately following the acquisition were $833,483,236.

--------------------------------------------------------------------------------

H.
Share Transactions

The following tables summarize share and dollar activity in the Fund:


                                                                              Year Ended                    Year Ended
                                                                           January 31, 2001               January 31, 2000
                                                                -----------------------------------------------------------------
                                                                    Shares        Dollars           Shares          Dollars
Shares sold
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................         775,732    $   9,716,101               --    $          --
Class S** ....................................................      20,035,468      247,572,287       16,928,791      215,739,482
                                                                                                   $ 257,288,388    $ 215,739,482

Shares issued in tax-free reorganizations
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................      15,054,140    $ 183,509,996               --    $          --
Class S** ....................................................       3,382,440       41,433,255               --               --
                                                                                  $ 224,943,251                     $          --

Shares issued to shareholders in reinvestment of distributions
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................         238,331    $   2,951,202               --    $          --
Class S** ....................................................       3,640,200       44,714,434        3,397,003       42,701,249
                                                                                  $  47,665,636                     $  42,701,249

Shares redeemed
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................      (5,744,028)   $ (70,926,351)              --    $          --
Class S** ....................................................     (27,982,175)    (345,174,631)     (22,837,180)    (288,967,370)
                                                                                  $(416,100,982)                    $(288,967,370)

Net increase (decrease)
---------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..................................................      10,324,175    $ 125,250,948               --    $          --
Class S** ....................................................        (924,067)     (11,454,655)      (2,511,386)     (30,526,639)
                                                                                  $ 113,796,293                     $ (30,526,639)

* For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

** On July 28, 2000, existing shares of the Fund were redesignated as Class S.

--------------------------------------------------------------------------------

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

         To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         Boston, Massachusetts                        PricewaterhouseCoopers LLP
         March 16, 2001

Officers and Trustees
--------------------------------------------------------------------------------
 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Robert S. Cessine*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Gary A. Langbaum*
   o  Vice President

 James E. Masur*
   o  Vice President

 Harry E. Resis*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments